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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 20, 1997


Tryon Mortgage Funding, Inc. (as Sponsor under the Pooling and Servicing Agreement, dated as of April 1, 1996 caused the issue of Tryon Mortgage Funding Corporation Mortgage Pass-Through Certificates, Series 1996-1)

             (Exact name of registrant as specified in its charter)




 Delaware                        33-87402                 56-1930085
---------------             -----------------            -------------
(State or other              (Commission File            (IRS employer
Jurisdiction of                   Number)             Identification No.)
Incorporation


                          NationsBank Corporate Center
                       100 North Tryon Street, 11th Floor
                        Charlotte, North Carolina  28255
                          Attention:  Robert J. Perret


                    (Address of principal executive offices)
                    ----------------------------------------

     Registrant's telephone number including area code:  (704) 386-5000





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Item 5. Other Events

          The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits


   99   Monthly Trustee's statement for the Tryon Mortgage Funding, Inc.
        Mortgage Pass-Through Certificates, Series 1996-1, for the following due periods:


                                April 20, 1997



























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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRYON MORTGAGE FUNDING, INC.
                                   (Sponsor)




Dated: May 2, 1997                 By:   /s/ JAMES H. SHERRILL
                                         -----------------------------
                                   Name:   James H. Sherrill
                                   Title:  Vice President























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                               INDEX TO EXHIBITS




Exhibit
 Number                           Exhibit
 ------                           -------
 99       Monthly Trustee's statement for the Tryon Mortgage Funding, Inc.
          Mortgage Pass-Through Certificates, Series 1996-1, for the following due periods:


                                April 20, 1997






















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